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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                       Securities and Exchange Act of 1934

         Date of Report (Date of earliest event reported): April 3, 1996

                     MERRILL LYNCH MORTGAGE INVESTORS, INC.
                     --------------------------------------
      (Exact name of registrant as specified in its governing instruments)

            Delaware                  333-1704                13-3416059
- ----------------------------   ------------------------   ------------------
(State or other jurisdiction   (Commission File Number)   (I.R.S. Employer
      of Incorporation)                                   Identification No.)

                             World Financial Center
                                   North Tower
                            New York, New York 10281

                    (Address of Principal Executive Offices)

                        --------------------------------
       Registrant's telephone number, including area code: (212) 449-0336



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Item 1,  Items 3 through  6, and Item 8 are not  included  because  they are not applicable.

Item 2.  Acquisition or Disposition of Assets.

     On April 3, 1996, a single series of mortgage pass-through certificates, entitled Merrill Lynch Mortgage Investors, Inc., Mortgage Pass-Through Certificates, Series 1996-C1 (the "Certificates"), was issued pursuant to a pooling and servicing agreement (the "Pooling Agreement") attached hereto as
Exhibit 4.1 and dated as of April 1, 1996, among Merrill Lynch Mortgage Investors, Inc. as depositor (the "Registrant"), GE Capital Asset Management Corporation as master servicer, GE Capital Realty Group, Inc. as special servicer and Bankers Trust Company of California, N.A. as trustee. The Certificates consist of fourteen classes (each, a "Class") of Certificates, seven of which Classes are designated as the "Class A-1 Certificates", the "Class A-2 Certificates", the "Class A-3 Certificates", the "Class A-PO Certificates," the "Class B Certificates", the "Class C Certificates" and the "Class D Certificates" (collectively, the "Offered Certificates"); and seven of which Classes are designated as the "Class E Certificates", the "Class F Certificates", the "Class G Certificates", the "Class IO Certificates", the "Class R-I Certificates", the "Class R-II Certificates" and the "Class R-III Certificates" (collectively, the "Private Certificates"). The Certificates evidence in the aggregate the entire beneficial ownership interest in a trust fund (the "Trust Fund") consisting primarily of 159 multifamily and commercial mortgage loans (the "Mortgage Loans") having an aggregate principal balance as of the Cut-off Date of $647,219,459. Each Mortgage Loan is secured by a first mortgage lien on a fee simple with the exception of four Mortgage Loans which are fully secured by a leasehold estate in income-producing real property and one Mortgage Loan which is partially secured by a leasehold estate in income-producing real property.

     Seventy-four (74) of the Mortgage Loans (the "MLMC Loans") showing an aggregate principal balance of $347,522,166 (the "MLMC Balance"), were acquired by the Registrant from Merrill Lynch Mortgage Capital Inc. ("MLMC") and eight-five (85) of the Mortgage Loans (the "FUNBNC Loans"), having an aggregate principal balance of $299,697,293 (the "FUNBNC Balance"), were acquired by the Registrant from First Union National Bank of North Carolina ("FUNBNC," and together with MLMC, the "Sellers") pursuant to two Mortgage Loan Purchase Agreements, each dated as of April 1, 1996 (the "Purchase Agreements"), between the Registrant and each of the Sellers. The purchase prices (collectively the "Purchase Price") for the MLMC Loans and the FUNBNC Loans paid by the Registrant to the Sellers consisted of (i) a cash amount equal to 97.890625% of the MLMC Balance and 98.79% of the FUNBNC Balance plus (ii) interest accrued on each of the MLMC Loans and the FUNBNC Loans at the related Net Mortgage Rate, for the period from and including the Cut-off Date up to but not including the Closing Date. The source of funds for payment of the Purchase Price was the proceeds derived from the sale of the Certificates by the Registrant to Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S") and First Union Capital Markets Corp. ("First Union") pursuant to an underwriting agreement, dated as of March 29, 1996 (the "Underwriting Agreement"), among the Registrant, MLPF&S and First Union (pertaining to the Offered Certificates) and a Certificate Purchase Agreement, dated as of March 29, 1996, among the Registrant, MLPF&S and First Union (pertaining to the Private Certificates). The Registrant is a wholly-owned limited purpose finance subsidiary

                                       -2-


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of MLMC. On April 3, 1996, the Registrant transferred the Mortgage Loans to the
Trust Fund. The consideration received by the Registrant in exchange for such transfer consisted of the Certificates.

     The Certificates have the following initial Certificate Balances and initial Pass-Through Rates:

                                                                  Initial Pass-Through
            Class               Initial Certificate Balance               Rate

A-1..........................              $182,300,000                  7.15%
A-2..........................               $27,813,000                  7.24%
A-3..........................              $226,505,616                  7.42%
A-PO.........................                  $254,384                 (3)
B ...........................               $38,833,000                  7.42%
C ...........................               $38,833,000                  7.42%
D ...........................               $32,361,000                  7.42%
E  ..........................               $48,541,000                  7.42%
F  ..........................               $32,361,000                  7.42%
G  ..........................               $19,417,459                  7.42%
IO  .........................                (1)                        (1)
R-I..........................               N/A(2)                   N/A(2)
R-II.........................               N/A(2)                   N/A(2)
R-III........................               N/A(2)                   N/A(2)



- ---------------

(1) The Class IO Certificates will receive the sum of the interest accrued on each of its Components.

(2) The Class R-1, Class R-II and Class R-III Certificates have no Certificate Balance and do not bear interest.

(3)  The Class A-PO Certificates are not entitled to distribution of interest.

     The Offered Certificates and the Mortgage Loans are more particularly described in the Prospectus, dated March 7, 1996, and the Prospectus Supplement, dated April 1, 1996, as previously filed with the Securities and Exchange Commission pursuant to Rule 424(b)(5). Capitalized terms used but not otherwise defined herein have the meanings set forth in the Prospectus Supplement.

                                       -3-

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Item 7.  Financial Statements and Exhibits

             (a)      Financial Statements - Not Applicable

             (b)      Pro Forma Financial Information - Not Applicable

             (c)      Exhibits

                      1.1 Underwriting Agreement, dated as of March 29, 1996, among Merrill Lynch Mortgage Investors, Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated and First Union Capital Markets Corp.

                      4.1 Pooling and Servicing Agreement, dated as of April 1, 1996, among Merrill Lynch Mortgage Investors, Inc. as depositor, GE Capital Asset Management Corporation as master servicer, GE Capital Realty Group, Inc. as special servicer and Bankers Trust Company of California, N.A. as trustee

                      99.1 Mortgage Loan Purchase Agreement, dated as of April 1, 1996, between Merrill Lynch Mortgage Investors, Inc. and Merrill Lynch Mortgage Capital Inc.

                      99.2 Mortgage Loan Purchase Agreement, dated as of April 1, 1996, between Merrill Lynch Mortgage Investors, Inc. and First Union National Bank of North Carolina


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                                     SIGNATURE

              Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on behalf of the Registrant by the undersigned hereunto duly authorized.



                                      MERRILL LYNCH MORTGAGE INVESTORS, INC.

                                      By:    /s/ Michael M. McGovern
                                             ------------------------------
                                             Name:    Michael M. McGovern
                                             Title:   Secretary and Director




Dated: April 16, 1996



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                                 EXHIBIT INDEX

The following exhibits are being filed herewith:

Exhibit No.                            Description

     1.1       Underwriting Agreement, dated as of March 29, 1996, among Merrill
               Lynch Mortgage Investors, Inc., Merrill Lynch, Pierce, Fenner &
               Smith Incorporated and First Union Capital Markets Corp.........

     4.1       Pooling and Servicing Agreement, dated as of April 1, 1996, among
               Merrill Lynch Mortgage Investors, Inc. as depositor, GE Capital
               Asset Management Corporation as master servicer, GE Capital
               Realty Group, Inc. as special servicer and Bankers Trust Company of California, N.A. as trustee.................................

     99.1      Mortgage Loan Purchase Agreement, dated as of April 1, 1996, between Merrill Lynch Mortgage Investors, Inc. and Merrill Lynch
               Mortgage Capital Inc.............................................

     99.2      Mortgage Loan Purchase Agreement dated as of April 1, 1996, between Merrill Lynch Mortgage Investors, Inc. and First Union
               National Bank of North Carolina..................................


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